UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2009 (March 9, 2009)

RITE AID CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hunter Lane, Camp Hill, Pennsylvania		17011
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code     (717) 761-2633

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD, TRANSFER OF LISTING.

Please refer to Item 8.01, which is incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS.

On March 9, 2009, Rite Aid Corporation (the "Company") issued a press release announcing that its Board of Directors has delayed effecting the Company’s previously announced reverse stock split following the New York Stock Exchange's (the "NYSE") recent temporary suspension of its minimum share price listing rule (as discussed below).  The suspension provides the Company with additional time and flexibility to regain compliance with the rule. The Company continues to be listed and trade as usual on the NYSE.

The objective of the reverse stock split is to ensure that the Company regains compliance with the NYSE minimum share price listing rule and maintains its listing on the NYSE.  On October 17, 2008, the Company announced plans for either a 1-for-10, 1-for-15 or 1-for-20 reverse stock split after being notified by the NYSE that it was no longer in compliance with the share price rule (Rule 802.01C of the NYSE's Listed Company Manual).  Stockholders approved the reverse stock split on December 2, 2008.  On February 26, 2009, the NYSE announced that it is suspending application of the share price rule until June 30, 2009, which extends the Company’s cure period to regain compliance.  Per the rules of the recent suspension, the Company can now regain compliance by achieving the required $1.00 closing share price and $1.00 average closing share price over the preceding 30 consecutive days on any of the following dates: April 16, 2009; April 30, 2009; May 29, 2009; June 30, 2009; and August 17, 2009.  Before the temporary suspension of the share price rule, the Company’s cure period was to end on April 16, 2009.

The Board of Directors will determine the exchange ratio and timing of the reverse stock split, if implemented, prior to or immediately following the end of the suspension period based on  market conditions, the Company’s share price and NYSE rules at such time. The Board of Directors will base the decision upon its evaluation of when such action would be most advantageous to the Company and its stockholders.

A copy of the press release announcing the decision not to effect the reverse stock split at this time is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1	Press Release dated March 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: March 11, 2009	By:	/s/ Marc A. Strassler
		Name:	Marc A. Strassler
		Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 9, 2009